UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 419-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OWL	New York Stock Exchange
Warrants to purchase Class A Common Stock	OWL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2021, Blue Owl Capital Inc. (the “Company”) amended the Blue Owl Capital Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) and the Amended and Restated Limited Partnership Agreements (as amended, the “Second Amended and Restated Limited Partnership Agreements”) of Blue Owl Capital Carry LP (“Blue Owl Carry”) and Blue Owl Capital Holdings LP (“Blue Owl Holdings” and, together with Blue Owl Carry, the “Blue Owl Partnerships”) to increase the share limit under the Plan and to allow for the issuance, from time to time of certain Class P Units (“Profits Interests”) to Blue Owl Management Vehicle LP (“Blue Owl MV”), a vehicle formed for the benefit of certain management employees of the Company, by Blue Owl Carry and Blue Owl Holdings, which Profits Interests issuances would be in addition to the issuance of certain Restricted Stock Units (“RSUs” and, together with the Profits Interests, the “Awards”). The Profits Interests will entitle the recipient to receive, through Blue Owl MV, distributions from either Blue Owl Holdings or Blue Owl Carry in accordance with the terms of, and subject to any restrictions contained in, the applicable limited partnership agreement for each of Blue Owl Carry, Blue Owl Holdings and Blue Owl MV, and will be counted against the share limit under the Plan on a 1.25:1.00 basis.

The foregoing description of the amendments to the Plan and the Amended and Restated Limited Partnership Agreements of the Blue Owl Partnerships does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of Amendment No. 1 to the Plan and the Second Amended and Restated Limited Partnership Agreements of the Blue Owl Partnerships, dated as of the date hereof, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

In addition to any awards that it may grant on an ongoing basis, the Company expects to make grants pursuant to the Plan under annual or year-end incentive programs, including grants of Profits Interests and / or RSUs pursuant to the Plan to its executive officers on an annual basis on or around December or January of each year, including certain of its named executive officers. Any Profits Interests or RSUs granted by the Company under such programs will be subject to time vesting, and if the recipient’s employment or service is terminated by the Company without cause or due to death or disability, the plan administrator has discretion to accelerate and vest any unvested Profits Interests or RSUs, as applicable, upon such termination, and, upon any other termination, any unvested Profits Interests or RSUs, as applicable, will be immediately terminated and forfeited for no consideration. Upon a Change in Control (as defined in the Plan), the vesting of all or a portion of any unvested Profits Interests may be accelerated in the discretion of the plan administrator and the treatment of any unvested RSUs will be determined in accordance with the terms of the Plan. Awards under such programs will vest over three to five years, subject to continued employment by, or service to, the Company on each applicable vesting date. The Profits Interests will be settled by delivery of an equal number of Common Units of the Blue Owl Partnerships and either Class C or Class D Shares of the Company, as applicable, and the RSUs will be settled by delivery of an equal number of Class A Shares of the Company. The Profits Interests or RSUs will be subject to other conditions set forth in the award agreement, such as, for the Profits Interests, specified minimum ownership terms and, for both Profits Interest and RSUs, compliance with the recipient’s applicable restrictive covenant obligations.

Such grants are expected to conform with, and the foregoing description of the Profits Interests and RSUs is a summary and is qualified in its entirety by reference to, the Form of Incentive Unit Agreement and Forms of Restricted Stock Unit Award Agreement, copies of which are filed herewith as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

On October 22, 2021, the Company awarded Profits Interests to certain executive officers, including an award of 1,500,000 Profits Interests to Sean Ward, the Company’s Senior Managing Director and a named executive officer. Such Profits Interests will vest in substantially equal installments on August 15th of 2024, 2025 and 2026, subject to the recipient’s continued employment by, or service to, the Company on each applicable vesting date. If his employment or service is terminated by the Company without cause or due to death or disability, the plan administrator has discretion to accelerate and vest any unvested Profits Interests upon such termination, and, upon any other termination, any unvested Profits Interests will be immediately terminated and forfeited for no consideration. Upon a Change in Control (as defined in the Plan), the vesting of all or a portion of any unvested Profits Interests may be accelerated in the discretion of the plan administrator.

The Profits Interests, including the Common Units and Class C and Class D Shares issuable in respect of the Profits Interests, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Blue Owl Capital Inc. 2021 Omnibus Equity Incentive Plan

10.2	Second Amended and Restated Limited Partnership Agreement of Blue Owl Capital Carry LP

10.3	Second Amended and Restated Limited Partnership Agreement of Blue Owl Capital Holdings LP

10.4	Form of Incentive Unit Grant Agreement

10.5	Form of RSU Award Agreement for Directors

10.6	Form of RSU Award Agreement for Employees

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2021

BLUE OWL CAPITAL INC.

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	General Counsel and Secretary